UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	March 24, 2016

Vishay Precision Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On March 24, 2016, the Board of Directors (the “Board”) of Vishay Precision Group, Inc. (the “Company”) appointed Cary Wood as a member of the Board, effective immediately. Mr. Wood’s initial term will expire at the next annual meeting of stockholders in 2016.

Mr. Wood’s annual compensation will be consistent with the terms of the Company’s 2014 Non-Executive Director Compensation Plan (the “Plan”), as described in the Company’s proxy statement for the 2015 annual meeting of stockholders, filed with the U. S. Securities and Exchange Commission on April 10, 2015, under the heading “Director Compensation.” On March 24, 2016, the Company granted to Mr. Wood restricted stock units of the Company with a grant date fair value of approximately $7,270, which represents a pro-rated portion of the annual equity grant made to non-executive directors pursuant to the Plan. These restricted stock units will vest on the date of the annual meeting of stockholders in 2016, subject to Mr. Wood’s continued service as a director on such date. In addition, in connection with his appointment, Mr. Wood received a cash retainer of $5,178, which represents a pro-rated portion of the annual cash retainer paid to non-executive directors pursuant to the Plan.

In addition, Mr. Wood entered into an indemnification agreement with the Company effective March 24, 2016, substantially in the form of the indemnification agreement entered into between the Company and its other directors and executive officers.

There is no arrangement or understanding between Mr. Wood and any other persons pursuant to which Mr. Wood was selected as a director. There are no related party transactions involving Mr. Wood that are reportable under Item 404(a) of Regulation S-K.

Director Retirement

On March 26, 2016, Dr. Samuel Broydo, age 79, informed the Board of his decision to retire from the Board, and not to stand for re-election, at the Company’s annual meeting of stockholders.

Item 8.01 Other Events.

On March 28, 2016, the Company issued a press release announcing the appointment of Mr. Wood and Dr. Broydo's retirement. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated March 28, 2016.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: March 28, 2016	By:	/s/ William M. Clancy
Name: William M. Clancy
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 28, 2016.